UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT
OF 1934

Date of report (earliest event reported): June 9, 2011

ORIENT-EXPRESS HOTELS LTD.
(Exact name of registrant as specified in its charter)

Bermuda (State or other jurisdiction of incorporation)	001-16017 (Commission file number)	98-0223493 (I.R.S. Employer Identification No.)

22 Victoria Street
Hamilton HM 12, Bermuda
(Address of principal executive offices) (Zip Code)

441-295-2244
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b)

James B. Hurlock and James B. Sherwood each retired from the Registrant’s Board of Directors effective as of June 9, 2011, which was the end of their existing terms and the date of the 2011 annual general meeting of the Registrant.

Item 5.03  Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

(a)

On June 9, 2011, the Registrant filed with the Bermuda Registrar of Companies a Memorandum of Increase of Share Capital increasing the authorized share capital of the Registrant from $2,700,000 to $3,900,000.  This increase was approved by the Registrant’s shareholders at the Registrant’s 2011 annual general meeting, as described below.  The Bermuda Registrar of Companies is expected to issue shortly a Certificate of Deposit of Memorandum of Increase of Share Capital, which will amend the Registrant’s Memorandum of Association and Certificate of Incorporation (its principal charter document) effective upon its issuance.  The Registrant will file the amended version of its Memorandum of Association and Certificate of Incorporation, which will include the Certificate of Deposit of Memorandum of Increase of Share Capital, as an amendment to this report.

The Registrant’s Memorandum of Increase of Share Capital is being filed as Exhibit 3.1 to this report.

Item 5.07  Submission of Matters to a Vote of Security Holders.

The Registrant convened and held an annual general meeting of shareholders on June 9, 2011.  The holders of class A and B common shares, voting together, (i) elected eight directors of the Registrant, (ii) approved an increase in the authorized share capital of the Registrant previously in the amount of $2,700,000 (divided into 120,000,000 class A common shares, 120,000,000 class B common shares and 30,000,000 preferred shares, all par value $0.01 each) by $1,200,000 to $3,900,000 by the creation of 120,000,000 additional class A common shares, par value $0.01 each, and (iii) appointed Deloitte LLP (“Deloitte”) as the Registrant’s independent registered public accounting firm until the close of the 2012 annual general meeting and authorized the Board’s Audit Committee to fix Deloitte’s remuneration. A brief description of each matter and the number of votes on each matter are as follows:

(1)  Election of eight directors, to constitute the entire Board of Directors, serving until the 2012 annual general meeting:

Name	For	Withheld	Broker Non-Votes
Harsha V. Agadi	25,566,520	1,179,059	279,210
John D. Campbell	21,328,021	5,417,558	279,210
Mitchell C. Hochberg	21,837,099	4,908,480	279,210
Prudence M. Leith	21,328,201	5,417,377	279,210
J. Robert Lovejoy	21,327,204	5,418,374	279,210
Philip R. Mengel	25,562,751	1,182,827	279,210
Georg R. Rafael	21,327,991	5,417,587	279,210
Paul M. White	22,316,738	4,428,840	279,210

(2)  Approval of an increase in the authorized share capital of the Registrant previously in the amount of $2,700,000 (divided into 120,000,000 class A common shares, 120,000,000 class B common shares and 30,000,000 preferred shares, all par value $0.01 each) by $1,200,000 to $3,900,000 by the creation of 120,000,000 additional class A common shares, par value $0.01 each:

For	Against	Abstain	Broker Non-Votes
23,947,608	3,071,963	5,217	N/A

(3)  Appointment of Deloitte as the Registrant’s independent registered public accounting firm until the close of the 2012 annual general meeting, and authorization of the Board’s Audit Committee to fix Deloitte’s remuneration:

For	Against	Abstain	Broker Non-Votes
26,811,874	209,290	3,625	N/A

Item 9.01    Financial Statements and Exhibits.

(d)  Exhibits

Exhibit Number	Description of Exhibit
3.1	Memorandum of Increase of Share Capital dated June 9, 2011.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ORIENT-EXPRESS HOTELS LTD.

Date:	June 10, 2011	By:	/s/ Edwin S. Hetherington
Edwin S. Hetherington
Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit Number	Description of Exhibit
3.1	Memorandum of Increase of Share Capital dated June 9, 2011.